EXHIBIT 99.7

The Class 1-A-6 Confirmation between the Counterparty and the Supplemental Interest Trustee
BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	March 29, 2007

TO:
Deutsche Bank National Trust Company, not in its individual capacity, but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to Residential Asset Securitization Trust 2007-A5

ATTENTION:	Trust Administration IN0705
TELEPHONE:	714-247-6000
FACSIMILE:	714-656-2626

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):	FXNEC9361

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. (“Party A”) and Deutsche Bank National Trust Company, not in its individual capacity, but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to Residential Asset Securitization Trust 2007-A5 (“Party B”). Reference is hereby made to the Pooling and Servicing Agreement, dated as of March 1, 2007, among  IndyMac MBS, Inc., as depositor ('Depositor"), IndyMac Bank, F.S.B., as seller and servicer ("Seller and Servicer"), and Deutsche Bank National Trust Company, as supplemental interest trustee ("Supplemental Interest Trustee").  This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the Master Agreement specified below, with respect to this Transaction.

1.
This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of March 29, 2007 between Party A and Party B (the agreement, as amended and supplemented from time to time, being referred to herein as the “Master Agreement”).  All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

Reference Number: FXNEC9361
Deutsche Bank National Trust Company, not in its individual capacity, but solely as
Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to
Residential Asset Securitization Trust 2007-A5
March 29, 2007

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period in Schedule I attached hereto.

Trade Date:	March 29, 2007

Effective Date:	March 29, 2007

Termination Date:	April 25, 2017

Fixed Amount (Premium):	Inapplicable. Premium has been paid under the Old Transaction.

Floating Amounts:

Floating Rate Payer:	Party A

Cap Rate:	6.10000%

Floating Rate Payer
Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing April 25, 2007 and ending on the Termination Date, with No Adjustment.

Floating Rate Payer
Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days preceding each Floating Rate Payer Period End Date.

Floating Rate Option:
USD-LIBOR-BBA, provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 7.60000% then the Floating Rate for such Calculation Period shall be deemed to be 7.60000%.

Reference Number: FXNEC9361
Deutsche Bank National Trust Company, not in its individual capacity, but solely as
Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to
Residential Asset Securitization Trust 2007-A5
March 29, 2007

Designated Maturity:	One month

Floating Rate Day
Count Fraction:	30/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Business Day Convention:	Following

Calculation Agent:	Party A

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN PARTY A IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.	Account Details and
Settlement Information:	Payments to Party A:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account  Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Party B:
Deutsche Bank Trust Co-Americas
New York, NY  10006
ABA 021-001-033
Account 01419663
Name NYLTD Funds Control-Stars West
Re: IndyMac RAST 2007-A5

Reference Number: FXNEC9361
Deutsche Bank National Trust Company, not in its individual capacity, but solely as
Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to
Residential Asset Securitization Trust 2007-A5
March 29, 2007

Additional Provisions:
Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks.  Party B acknowledges that Party A has advised Party B to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Party B has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Party B hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Party A a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC9361
Deutsche Bank National Trust Company, not in its individual capacity, but solely as
Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to
Residential Asset Securitization Trust 2007-A5
March 29, 2007

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:	/s/ Annie Manevitz
Name: Annie Manevitz
Title: Authorized Signatory

am

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO RESIDENTIAL ASSET SECURITIZATION TRUST 2007-A5

By:	/s/ Jennifer Hermansader
Name: Jennifer Hermansader
Title: Associate

am

Reference Number: FXNEC9361
Deutsche Bank National Trust Company, not in its individual capacity, but solely as
Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to
Residential Asset Securitization Trust 2007-A5
March 29, 2007

SCHEDULE I

(all such dates subject to No Adjustment)

From and including	To but excluding	Notional Amount (USD)

Effective Date	4/25/2007	88,483,000
4/25/2007	5/25/2007	87,660,148
5/25/2007	6/25/2007	86,752,188
6/25/2007	7/25/2007	85,760,704
7/25/2007	8/25/2007	84,687,485
8/25/2007	9/25/2007	83,534,561
9/25/2007	10/25/2007	82,304,199
10/25/2007	11/25/2007	80,998,899
11/25/2007	12/25/2007	79,621,383
12/25/2007	1/25/2008	78,174,590
1/25/2008	2/25/2008	76,661,967
2/25/2008	3/25/2008	75,116,125
3/25/2008	4/25/2008	73,587,610
4/25/2008	5/25/2008	72,088,203
5/25/2008	6/25/2008	70,617,352
6/25/2008	7/25/2008	69,174,515
7/25/2008	8/25/2008	67,759,162
8/25/2008	9/25/2008	66,370,771
9/25/2008	10/25/2008	65,008,832
10/25/2008	11/25/2008	63,672,843
11/25/2008	12/25/2008	62,362,311
12/25/2008	1/25/2009	61,076,756
1/25/2009	2/25/2009	59,815,703
2/25/2009	3/25/2009	58,578,687
3/25/2009	4/25/2009	57,365,253
4/25/2009	5/25/2009	56,174,954
5/25/2009	6/25/2009	55,007,351
6/25/2009	7/25/2009	53,862,013
7/25/2009	8/25/2009	52,738,520
8/25/2009	9/25/2009	51,636,456
9/25/2009	10/25/2009	50,555,414
10/25/2009	11/25/2009	49,494,998
11/25/2009	12/25/2009	48,454,815
12/25/2009	1/25/2010	47,434,481
1/25/2010	2/25/2010	46,433,621
2/25/2010	3/25/2010	45,451,864
3/25/2010	4/25/2010	44,488,849
4/25/2010	5/25/2010	43,544,220
5/25/2010	6/25/2010	42,617,629
6/25/2010	7/25/2010	41,708,733
7/25/2010	8/25/2010	40,817,196
8/25/2010	9/25/2010	39,942,690
9/25/2010	10/25/2010	39,084,891
10/25/2010	11/25/2010	38,243,483
11/25/2010	12/25/2010	37,418,154
12/25/2010	1/25/2011	36,608,599
1/25/2011	2/25/2011	35,814,519
2/25/2011	3/25/2011	35,035,622
3/25/2011	4/25/2011	34,271,617
4/25/2011	5/25/2011	33,522,224
5/25/2011	6/25/2011	32,787,164
6/25/2011	7/25/2011	32,066,166
7/25/2011	8/25/2011	31,358,963
8/25/2011	9/25/2011	30,665,293
9/25/2011	10/25/2011	29,984,900
10/25/2011	11/25/2011	29,317,531
11/25/2011	12/25/2011	28,662,939
12/25/2011	1/25/2012	28,020,882
1/25/2012	2/25/2012	27,391,123
2/25/2012	3/25/2012	26,773,426
3/25/2012	4/25/2012	26,167,565
4/25/2012	5/25/2012	25,600,772
5/25/2012	6/25/2012	25,045,192
6/25/2012	7/25/2012	24,500,610
7/25/2012	8/25/2012	23,966,815
8/25/2012	9/25/2012	23,443,599
9/25/2012	10/25/2012	22,930,760
10/25/2012	11/25/2012	22,428,098
11/25/2012	12/25/2012	21,935,417
12/25/2012	1/25/2013	21,452,525
1/25/2013	2/25/2013	20,979,235
2/25/2013	3/25/2013	20,515,361
3/25/2013	4/25/2013	20,060,723
4/25/2013	5/25/2013	19,623,652
5/25/2013	6/25/2013	19,195,345
6/25/2013	7/25/2013	18,775,633
7/25/2013	8/25/2013	18,364,348
8/25/2013	9/25/2013	17,961,327
9/25/2013	10/25/2013	17,566,411
10/25/2013	11/25/2013	17,179,441
11/25/2013	12/25/2013	16,800,264
12/25/2013	1/25/2014	16,428,729
1/25/2014	2/25/2014	16,064,686
2/25/2014	3/25/2014	15,707,991
3/25/2014	4/25/2014	15,358,501
4/25/2014	5/25/2014	15,031,538
5/25/2014	6/25/2014	14,711,197
6/25/2014	7/25/2014	14,397,349
7/25/2014	8/25/2014	14,089,865
8/25/2014	9/25/2014	13,788,619
9/25/2014	10/25/2014	13,493,490
10/25/2014	11/25/2014	13,204,357
11/25/2014	12/25/2014	12,921,101
12/25/2014	1/25/2015	12,643,606
1/25/2015	2/25/2015	12,371,760
2/25/2015	3/25/2015	12,105,450
3/25/2015	4/25/2015	11,844,567
4/25/2015	5/25/2015	11,602,421
5/25/2015	6/25/2015	11,365,122
6/25/2015	7/25/2015	11,132,577
7/25/2015	8/25/2015	10,904,690
8/25/2015	9/25/2015	10,681,371
9/25/2015	10/25/2015	10,462,529
10/25/2015	11/25/2015	10,248,075
11/25/2015	12/25/2015	10,037,924
12/25/2015	1/25/2016	9,831,989
1/25/2016	2/25/2016	9,630,189
2/25/2016	3/25/2016	9,432,441
3/25/2016	4/25/2016	9,238,664
4/25/2016	5/25/2016	9,059,895
5/25/2016	6/25/2016	8,884,554
6/25/2016	7/25/2016	8,712,576
7/25/2016	8/25/2016	8,543,897
8/25/2016	9/25/2016	8,378,454
9/25/2016	10/25/2016	8,216,185
10/25/2016	11/25/2016	8,057,030
11/25/2016	12/25/2016	7,900,930
12/25/2016	1/25/2017	7,747,825
1/25/2017	2/25/2017	7,597,659
2/25/2017	3/25/2017	7,450,338
3/25/2017	Termination Date	7,298,137